UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	August 8, 2008

FOAMEX INTERNATIONAL INC.
(Exact name of registrant as specified in charter)

Delaware	0-22624	05-0473908
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

1000 Columbia Avenue
Linwood, Pennsylvania 19061
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:	(610) 859-3000

Not applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events.

On August 8, 2008, Foamex International Inc. issued a press release announcing results for the second quarter of 2008. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release, dated August 8, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2008

FOAMEX INTERNATIONAL INC.

By:	/s/ Robert M. Larney
Name:	Robert M. Larney
Title:	Executive Vice President
and Chief Executive Officer

EXHIBITS

99.1	Press Release, dated August 8, 2008.